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                                 Exhibit 10.15
                        UROPLASTY, INC. AND SUBSIDIARIES

                                 UROPLASTY, INC.
                             1997 STOCK OPTION PLAN
                  AS AMENDED JULY 29, 1999 AND DECEMBER 7, 1999

      1.  PURPOSE

          The purpose of this 1997 Stock Option Plan (the "Plan") is to promote the interests of UROPLASTY, INC., a Minnesota Corporation (the "Company") by providing employees of the Company with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to contribute to the Company's continued success and growth. In addition, the opportunity to acquire a proprietary interest in the Company by the offering and availability of stock options will assist the Company in attracting and retaining key personnel of outstanding ability.

      2.  DEFINITIONS

          Wherever used in the Plan, the following terms have the meanings set forth below:

          2.1  "Board" means the Board of Directors of the Company.

          2.2 "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

          2.3 "Committee" means the Committee which may be designated from time to time by the Board pursuant to Section 3.5 of the Plan.

          2.4 "Incentive Stock Option" or "ISO" means a stock option which is intended to qualify as an incentive stock option as defined in
               Section 422 of the Code.

          2.5 "Non-Statutory Stock Option" or "NSO" means a stock option to purchase stock that does not qualify as an incentive stock option as defined in Section 422 of the Code.

          2.6 "Option" means, where required by the context of the Plan, an ISO and/or NSO granted pursuant to the Plan.

          2.7 "Optionee" means a Participant in the Plan who has been granted one or more Options under the Plan.

          2.8 "Participant" means an individual described in Section 5 of this Plan who may be granted Options under the Plan.

          2.9  "Stock" means the Common Stock, $.01 par value, of the Company.

          2.10 "Subsidiary" means any corporation other than the Company in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the voting stock in one of the other corporations in such chain.

      3.  ADMINISTRATION

          3.1 The Plan shall be administered by the Board, which shall have full power, subject to the provisions of the Plan, to grant Options, construe and interpret the Plan, establish rules and regulations


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               with respect to the Plan and Options granted hereunder, and perform all other acts, including the delegation of administrative responsibilities, that it believes reasonable and necessary.

          3.2 (a) The Board shall have the sole discretion, subject to the provisions of the Plan, to determine the Participants eligible to receive Options pursuant to the Plan and the amount, type and terms of any Options and the terms and conditions of option agreements relating to any Option, including vesting restrictions and minimum performance targets.

               (b) Performance targets may be based on financial criteria, such as the fair market value of Stock or other measures of financial performance of the Company, or may be based on the performance of a Subsidiary or division of the Company or the performance of a Participant.

               (c) Minimum performance targets may include (i) the achievement by the Company of a specified target earnings per share, return on equity or net income, all as adjusted to exclude items that the Board determines to be inappropriate for purposes of the Option, (ii) the Company's stock price,
                   (iii) the achievement by a business unit of the Company of a specified target net income as adjusted to exclude items that the Board determines to be inappropriate for purposes of the Option or market share, or (iv) any combination of the goals set forth in (i) through (iii) above. If an Option is granted on such basis, the Board shall establish such goals prior to the beginning of the Company's fiscal plan year or other period during which the performance is measured. As a condition to the exercise of any Option granted under this Section 3.2 (c), the Board shall, within 120 days after the end of such period, certify in writing the goals used as the basis for any such Option and any other material terms were satisfied.

          3.3 The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem necessary to carry out the terms of the Plan.

          3.4 Any decision made or action taken by the Board arising out of or in connection with the interpretation and administration of the Plan shall be final, conclusive and binding upon Optionees.

          3.5 The Board may designate a Committee from time to time to administer the Plan. If designated, the Committee shall be composed of not less than three persons (who need not be members of the Board) who are appointed from time to time by the Board. If the Board has appointed a Committee pursuant to this Section 3.5, then the Committee may administer the Plan and exercise all of the rights and powers granted to the Board in this Plan including, without limitation, the right to grant Options pursuant to the Plan and to establish the Option price as provided in the Plan.

      4.  SHARES SUBJECT TO THE PLAN

          4.1 NUMBER. The total number of shares of Stock reserved for issuance upon exercise of Options under the Plan is eight hundred thousand (800,000). Such shares shall consist of authorized but unissued Stock. If any Option granted under the Plan lapses or terminates for any reason before being completely exercised, the shares covered by the unexercised portion of such Option may again be made subject to Options under the Plan.

          4.2 CHANGES IN CAPITALIZATION. In the event of any change in the outstanding shares of Stock in the Company by reason of any stock dividend, split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares or rights offering to purchase stock at a price

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               substantially below fair market value or other similar corporate change, the aggregate number of shares which may be subject to Options under the Plan and the terms of any outstanding Option, including the number and kind of shares subject to such Options and the purchase price per share thereof, shall be appropriately adjusted by the Board consistent with such change and in such manner as the Board, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to or available for Optionees. Notwithstanding the preceding sentence, in no event shall any fraction of a share of Stock be issued upon the exercise of an Option.

     5.   ELIGIBLE PARTICIPANTS

          The following persons are eligible to participate in the Plan:

          5.1 INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary, including officers and directors who are also employees of the Company or any Subsidiary.

          5.2 NON-STATUTORY STOCK OPTIONS. Non-Statutory Stock Options may be granted to (i) any employee of the Company or any Subsidiary, including any officer or director who is also an employee of the Company or any Subsidiary, (ii) any non-employee, director of the Company or any Subsidiary and (iii) any consultant to, or other independent contractor of, the Company.

      6.  GRANT OF OPTIONS

          6.1 OPTIONS TO BE GRANTED. Subject to the terms, conditions and limitations set forth in this Plan, the Company, by action of its Board, may from time to time grant Options to purchase shares of the Company's Stock to those eligible Participants as may be selected by the Board in such amounts and on such other terms as the Board in its sole discretion shall determine. Such Options may be (i) "Incentive Stock Options" so designated by the Board and which, when granted, are intended to qualify as incentive stock options as defined in Section 422 of the Code; (ii) "Non-Statutory Stock Options" so designated by the Board which, when granted, do not qualify as incentive stock options under
               Section 422 of the Code; or (iii) a combination of both. The date on which the Board approves the granting of an Option shall be the date of grant of such Option. Notwithstanding the foregoing, with respect to the grant of any Incentive Stock Option under the Plan the aggregate fair market value of Stock (determined as of the date of the Option is granted) with respect to which such Options are exercisable for the first time by an Optionee in any calendar year (under all such stock option plans of the Company or Subsidiaries) shall not exceed $100,000.

          6.2 OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a written stock option agreement between the Company and the Optionee setting forth the terms and conditions, not inconsistent with the Plan, under which the Option so granted may be exercised pursuant to the Plan and containing such other terms with respect to the Option as the Board in its sole discretion may determine.

          6.3 CHANGE IN CONTROL. If a change in control occurs, the exercisability of all outstanding options, including those subject to vesting and/or performance targets, will automatically accelerate immediately before the effective date of the change in control. This means that all options outstanding immediately before the effective date of the change in control shall become fully exercisable for all of the shares of common stock subject to each option at that time.

                 A change in control is defined as:
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              (i)   a third person, including a syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act, becomes the beneficial owner (as so determined) of Stock having thirty percent (30%) or more of the total number of votes which may be cast for the election of members of the Board;

              (ii) all or substantially all of the assets and business of the Company are sold, transferred or assigned to, or otherwise acquired by, any other entity or entities; or

              (iii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who are members of the Board before any such transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

               Notwithstanding the foregoing, in no event shall the distribution of stock in a subsidiary by the Company to its stockholders be deemed a Change in Control.

      7.  OPTION PRICE AND FORM OF PAYMENT

          The purchase price for a share of Stock subject to an Option granted hereunder shall not be less than 100% of the fair market value of the Stock. For purposes of this Section 7, the "fair market value" of the Stock shall be determined as follows:

               (a) If the Stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock, or if no sale is made on such day, the closing bid price for such day on such exchange;

               (b) If the Stock is not listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock as reported on the National Association of Securities Dealers Automated Quotations ("NASDAQ") System on such day, or if no sale is made on such day, the closing bid price for such day as entered by a market maker for the Stock;

               (c) If the Stock is not listed on a national securities exchange is not admitted to unlisted trading privileges on any such exchange, and is not eligible for inclusion in the NASDAQ National Market System, the fair market value on any given day shall be the average of the closing representative bid and asked prices as reported by the National Quotation Bureau, Inc. or, if the Stock is not quoted on the NASDAQ System, then as reported in any publicly available compilation of the bid and asked prices of the Stock in any over-the-counter market on which the Stock is traded; or

               (d) If there exists no public trading market for the Stock, the fair market value on any given day shall be an amount determined in good faith by the Board in such manner as it may be reasonably determined in its discretion, provided that such amount shall not be less than the book value per share, as reasonably determined by the Board as of the date of determination, or less than the par value of the Stock.

          Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to any Optionee then owning more than 10% of the voting power of all classes of the Company's stock, the purchase price per share of the Stock subject to such Option shall not be less than 110% of the fair market value of the Stock on the date of grant of the Incentive Stock Option, determined as provided above.
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          Except as provided herein, the purchase price of each share of Stock purchased upon the exercise of any Option shall be paid:

               (a) In United States dollars in cash or by check, bank draft or money order payable to the order of the Company;

               (b) At the discretion of the Board, through the delivery of shares of Stock, which have been held by the option holder for one hundred eighty (180) days or more and have an aggregate fair market value (as determined in the manner provided under this Plan) equal to the Option price;

               (c) At the discretion of the Board, by a combination of both (a) and (b) above; or

               (d) By such other method as may be permitted in the written Stock Option Agreement between the Company and the Optionee.

          If such form of payment is permitted, the Board shall determine procedures for tendering Stock as payment upon exercise of an Option and may impose such additional limitations and prohibitions on the use of Stock as payment upon the exercise of an Option as it deems appropriate.

      8.  EXERCISE OF OPTIONS

          8.1 MANNER OF EXERCISE. An Option, or any portion thereof, shall be exercised by delivering a written notice of exercise to the Board and paying to the Company the full purchase price of the Stock acquired upon the exercise of the Option. Until certificates for the Stock acquired upon the exercise of an Option are issued to an Optionee, such Optionee shall not have any rights as a shareholder of the Company.

          8.2 LIMITATIONS AND CONDITIONS ON EXERCISE OF OPTIONS. In addition to any other limitations or conditions contained in this Plan or which may be imposed by the Board from time to time or in the Stock Option Agreement to be entered into with respect to Options granted hereunder, the following limitations and conditions shall apply to the exercise of Options granted under this Plan:

               (a) No Incentive Stock Option may be exercisable by its terms after the expiration of five years from the date of the grant thereof.

               (b) No Incentive Stock Option granted to an eligible Participant then owning more than 10% of the voting power of all classes of the Company's Stock may be exercisable by its terms after the expiration of five years from the date of the grant thereof.

      9.  INVESTMENT PURPOSES

          Unless a registration statement under the Securities Act of 1933 is in effect with respect to Stock to be purchased upon exercise of Options to be granted under the Plan, the Company shall require an Optionee agree with and present to the Company in writing he or she is acquiring such shares of Stock for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares of Stock other than by transfers which may occur by will or by the laws of descent and distribution, and no shares of Stock may be transferred unless, in the opinion of counsel of the Company, such transfer would be in compliance with applicable securities laws. In addition, unless a registration statement under the Securities Act of 1933 is in effect with respect to the Stock to be purchased under the Plan, each certificate representing any shares of Stock issued to an Optionee hereunder shall have endorsed thereon a legend in substantially the following form:
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               THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT
               REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND WITHOUT REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, IN RELIANCE UPON EXEMPTION(S) CONTAINED THEREIN. NO TRANSFER OF THESE SHARES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO EFFECTIVE REGISTRATION STATEMENTS UNDER SAID LAWS UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER OR DISPOSITION DOES NOT REQUIRE REGISTRATION UNDER SAID LAWS AND, OR ANY SALES UNDER RULE 144 OF THE ACT, SUCH EVIDENCE AS IT SHALL REQUEST FOR COMPLIANCE WITH THAT RULE, OR APPLICABLE STATE SECURITIES LAWS.

     10.  TRANSFERABILITY OF OPTIONS

          No Option granted under the Plan shall be transferable by an Optionee (whether by sale, assignment, hypothecation or otherwise) other than by will or the laws of descent and distribution, and Options shall be exercisable during the Optionee's lifetime only by the Optionee.

     11.  TERMINATION OF EMPLOYMENT

          11.1 GENERALLY. Except as otherwise provided in this Section 11, if an Optionee's employment with the Company or Subsidiary is terminated (hereinafter "Termination") other than by death or Disability (as hereinafter defined), the Optionee may exercise any Option granted under the Plan, to the extent the Optionee was entitled to exercise the Option at the date of Termination, for a period of three months after the date of Termination or until the term of the Option has expired, whichever date is earlier.

          11.2 DEATH OR DISABILITY OF OPTIONEE. In the event of the death or Disability of an Optionee prior to expiration of an Option held by him or her, the following provisions shall apply:

               (a) If the Optionee is at the time of his or her Disability employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Board in its sole discretion) since the date of grant of the Option, then the Option may be exercised by the Optionee until the earlier of one year following the date of such Disability or the expiration date of the Option, but only to the extent the Optionee was entitled to exercise such Option at the time of his or her Disability. For the purpose of this Section, the term "Disability" shall have the meaning given to it in Section 22(e)(3) of the Code. The determination of whether an Optionee has a Disability within the meaning of
                    Section 22(e)(3) shall be made by the Board in its sole discretion.

               (b) If the Optionee is at the time of his or her death employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Board in its sole discretion) since the date of grant of the Option, then the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution, until the earlier of one year from the date of the Optionee's death or the expiration date of the Option, but only to the extent the Optionee was entitled to exercise the Option at the time of death.

               (c) If the Optionee dies within three months after Termination, the Option may be exercised until the earlier of nine months following the date of death or the expiration date of the Option, by the Optionee's estate or by a person who acquires the right to exercise the Option by will or the laws of descent or distribution, but only to the extent the Optionee was entitled to exercise the Option at the time of Termination.
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          11.3 BREACH OF AGREEMENTS; TERMINATION FOR CAUSE. If the Optionee
               breaches any of the Company's Employee Confidentiality, Inventions, Non-Compete and Non-Solicitation Agreement, Employee Patent and Confidential Information Agreement, any Employment Agreement, if applicable, or any similar agreement having an equivalent purpose or effect, or if employment of an Optionee is terminated by the Company or a Subsidiary for cause, then the Board shall have the right to cancel the Options granted to the Optionee under the Plan.

     12.  AMENDMENT AND TERMINATION OF PLAN

          12.1 The Board, without approval by the shareholders of the Company, may at any time and from time to time suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as may be in the best interest of the Company; provided, however, that no such amendment shall be made without approval of the shareholders if it would: (i) materially modify the eligibility requirements for Participants; (ii) increase the total number of shares of Stock which may be issued pursuant to Options, except in accordance with Section 4.2 of the Plan; (iii) reduce the minimum Option price per share as set forth in Section 7 of the Plan, except in accordance with Section 4.2 of the Plan;
               (iv) extend the period of granting Options; or (v) materially increase in any other way the benefits accruing to Optionees.

          12.2 No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to the Optionee under the Plan.

          12.3 The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Incentive Stock Options meeting the requirements of future amendments to the Code.

     13.  MISCELLANEOUS PROVISIONS

          13.1 RIGHT TO CONTINUED EMPLOYMENT. No person shall have any claim or right to be granted an Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving an Optionee the right to continued employment with the Company. The Company further expressly reserves the right at any time to dismiss an Optionee or reduce an Optionee's compensation with or without cause, free from any liability, or any claim under the Plan, except as provided herein or in a stock option agreement.

          13.2 WITHHOLDING TAXES. The Company shall have the right to require payment or provision for payment of any and all withholding taxes due upon the grant or exercise of an Option hereunder or the disposition of any Stock or other property acquired upon exercise of an Option be made by an Optionee. In connection herewith, the Board shall have the right to establish such rules and regulations or impose such terms and conditions in any agreement relating to an Option granted hereunder with respect to such withholding as the Board may deem necessary and appropriate.

          13.3 RULE 16B-3. This Plan is intended to comply with the applicable provisions of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor provision and to the extent any provision of this Plan or any action by the Board or the Committee fails to comply with said Rule, such provision or action shall be deemed amended so as to cause the provision or action to comply.

          13.4 GOVERNING LAW. The Plan shall be administered in the State of Minnesota and the validity, construction, interpretation and administration of the Plan

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               and all rights relating to the Plan shall be determined solely in accordance with the laws of such state, unless controlled by applicable federal law, if any.


     14.  EFFECTIVE DATE

          The effective date of the Plan is April 28, 1997. No Option may be granted after April 28, 2002 provided, however, the Plan and all outstanding Options shall remain in effect until such outstanding Options have expired or been cancelled.


                                             UROPLASTY, INC.